AMMO, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED

FINACIAL INFORMATION

INTRODUCTION

On March 15, 2019, Enlight Group II, LLC DBA Jagemann Munition Components (hereinafter referred to as the “Buyer”), a wholly owned subsidiary of AMMO, Inc., completed its acquisition of assets of Jagemann Stamping Company’s (“Seller”) ammunition casing manufacturing and sales operations (“Jagemann Sporting Group’s Wisconsin Casing Division” or “Jagemann Casings”) pursuant to the terms of the Amended and Restated Asset Purchase Agreement (“Amended APA”) dated March 14, 2019.

Seller is engaged exclusively in the business of full-service stamping involving, among other things, the manufacture and sale of deep drawn stampings for use in the ammunition casing industry.

In accordance with the terms of the Amended APA, Buyer paid Seller a combination of $7,000,000 in cash, $10,400,000 delivered in the form of a Promissory Note, and 4,750,000 shares of AMMO, Inc. Common Stock.

Pursuant to the Amended APA, Buyer acquired the Seller’s Jagemann Casings’ assets (including equipment and intellectual property), and is transitioning the associated employees to its direct workforce to continue the operations at Seller’s Wisconsin facilities.

The unaudited pro forma condensed combined balance sheet as of December 31, 2018, reflects the acquisition as if it occurred on December 31, 2018. The unaudited pro forma condensed combined balance sheet dated December 31, 2018, includes Jagemann Casings’ financial information as of December 31, 2018. AMMO, Inc.’s statement of operations for the three months ended March 31, 2018 and the nine month ended December 31, 2018 have been combined with the operations of Jagemann Casings for the twelve months ended December 31, 2018. This pro forma combined statement of operations give effect to the acquisition as if it had occurred January 1, 2018. The unaudited pro forma condensed combined financial information should be read in conjunction with the audited financial statements and related disclosures contained in the Company’s Annual Transition Report filed with the SEC on Form 10-KT for three month transition period ended March 31, 2018, and the Company’s Quarterly Report on Form 10-Q for the three and nine month periods ended December 31, 2018 and the audited financial statements of Jagemann Stamping Company’s casing manufacturing and sales operations that are attached to this Form 8-K/A as an exhibit.

The unaudited pro forma condensed combined financial information are presented for illustrative purposes only and are not necessarily indicative of the results of operations and financial position that would have been achieved had the acquisition been completed and taken place on the dates indicated or the future consolidated results of operations or financial position of the Company.

AMMO, INC.

Unaudited Pro Form Combined Condensed Balance Sheet

December 31, 2018

(Unaudited)

	AMMO, Inc.	Jagemann Casings	Pro Forma Adjustments		Pro Forma Condensed Combined

ASSETS
Current Assets:
Cash	$6,043,302	$-	$(7,000,000	)(b)
			6,393,592	(f)	$5,436,894
Accounts receivable, net	598,377	2,236,474	(2,236,474	)(a)	598,377
Due from related parties	25,558	-			25,558
Inventories	3,951,308	4,845,355	(4,845,355	)(a)	3,951,308
Prepaid expenses	282,861				282,861
Total Current Assets	10,901,406	7,081,829	(7,688,237)		10,294,998

Equipment, net	2,642,987	11,066,803	(11,066,803	)(a)
			18,869,541	(c)	21,512,528
Other Assets:
Deposits	55,415				55,415
Licensing agreements, net	154,167				154,167
Patents, net	8,559,733				8,559,733
Other Intangible Assets			5,912,305	(c)	5,912,305
TOTAL ASSETS	$22,313,708	$18,148,632	$6,026,806		$46,489,146

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	366,076	2,661,690	(2,661,690	)(a)	366,076
Accrued liabilities	474,797	74,150	(74,150	)(a)	474,797
Contingent consideration payable	1,200,000				1,200,000
Convertible promissory notes, net	1,545,505				1,545,505
Current maturities of capitalized leases		888,000	(888,000	)(a)
Current maturities of long-term debt		573,000	(573,000	)(a)	-
Total Current Liabilities	3,586,378	4,196,840	(4,196,840)		3,586,378
Long-Term Liabilities:
Capital lease obligations, less current maturities		2,150,426	(2,150,426	)(a)	-
Long-term debt, net, less current maturities		1,633,807	(1,633,807	)(a)	-
			10,400,000	(d)	10,400,000
Shareholders’ Equity:
Common Stock, $0.001 par value, 200,000,000 shares authorized, 34,610,586 shares issued and outstanding at December 31, 2018, and 43,017,036 issued pro	34,610		4,750	(e)
forma at December 31, 2018			3,657	(f)	43,017
Additional paid-in capital	30,407,679		9,495,250	(e)
			6,389,935	(f)	46,292,864
Net parent investment		14,090,606	(14,090,606	)(a)
Accumulated (Deficit)	(11,714,959)	(3,923,047)	3,923,047	(a)
			(2,118,154	)(h)	(13,833,113)
Total Shareholders’ Equity	18,727,330	10,167,559	3,607,879		32,502,768
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$22,313,708	$18,148,632	$6,026,806		$46,489,146

AMMO, INC.

Unaudited Pro Form Combined Condensed Statement of Operations

For the Year Ended December 31, 2018

(Unaudited)

	AMMO, Inc.
	Three Months Ended March 31, 2018	Nine Months Ended December 31, 2018	Total	Jagemann Casings	Pro Forma Adjustments		Pro Forma Condensed Combined

Net Sales	$1,960,688	$3,201,967	$5,162,655	$15,417,735	$(1,188,813	)(g)	$19,391,577
Cost of Goods Sold	1,667,614	2,960,262	4,627,876	17,242,451	(1,188,813	)(g)	20,681,514
Gross Margin	293,074	241,705	534,779	(1,824,716)	-		(1,289,937)

Operating Expenses
Selling and marketing	585,294	967,465	1,552,759	-	-		1,552,759
Corporate general and administrative	589,983	2,214,560	2,804,543	454,110	-		3,258,653
Employee salaries and related expenses	914,258	2,523,468	3,437,726	-	-		3,437,726
Depreciation and amortization expense	5,853	63,157	69,010	-	-		69,010
Total operating expenses	2,095,388	5,768,650	7,864,038	454,110	-		8,318,148
Loss from Operations	(1,802,314)	(5,526,945)	(7,329,259)	(2,278,826)	-		(9,608,085)

Other (Expenses)
Gain/(Loss) on purchase of assets	-	1,599,161	1,599,161	-	(2,118,154	)(e)	(518,993)
Interest expense	5,086	(46,022)	(40,936)	(399,270)	-		(440,206)
			-				-
(Loss) before Income Taxes	(1,797,228)	(3,973,806)	(5,771,034)	(2,678,096)	(2,118,154)		(10,567,284)

Provision for Income Taxes	-	-	-	-	-		-

Net (Loss)	$(1,797,228)	$(3,973,806)	$(5,771,034)	$(2,678,096)	$(2,118,154)		$(10,567,284)

(Loss) per share
Basic and fully diluted:
Weighted average number of shares outstanding	26,045,890	32,372,165	32,372,165	-	3,656,450	(c)
				-	4,750,000	(e)	40,778,615
(Loss) per share	$(0.07)	$(0.12)	$(0.18)	-	-		$(0.26)

AMMO, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINACIAL INFORMATION

NOTE 1 - BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial statements reflected the combined historical financial information of AMMO, Inc. (“AMMO”) and Jagemann Stamping Company’s ammunition casing manufacturing and sales operations (“Jagemann Sporting Group’s Wisconsin Casing Division” or “Jagemann Casings”). The pro forma adjustments are based on estimates and have been prepared to show the effects of the acquisition of Jagemann Casings.

The unaudited pro forma condensed combined balance sheet dated December 31, 2018, includes Jagemann Casings’ financial information as of December 31, 2018. The pro forma statement of operations represents the combined statements of operations for the twelve months period ended December 31, 2018 for AMMO, Inc. and Jagemann Casings.

NOTE 2 - DESCRIPTION OF THE TRANSACTION

On March 15, 2019, Enlight Group II, LLC DBA Jagemann Munition Components (hereinafter referred to as the “Buyer”), a wholly owned subsidiary of AMMO, Inc., completed its acquisition of assets of Jagemann Stamping Company’s ammunition casing manufacturing and sales operations (“Jagemann Sporting Group’s Wisconsin Casing Division” or “Jagemann Casings”) pursuant to the terms of the Amended and Restated Asset Purchase Agreement (“Amended APA”) dated March 14, 2019.

The total estimated purchase consideration is $26,900,000 which includes $7,000,000 in cash, $10,400,000 delivered in the form of a Promissory Note, and 4,750,000 shares of AMMO, Inc. Common Stock.

NOTE 3 - PURCHASE PRICE ALLOCATION

The consideration consisted of 4,750,000 shares of unregistered Common Stock, cash payment of $7,000,000, and $10,400,000 delivered in the form of a Promissory Note. The shares were valued at $2.00.

The fair value of the consideration transferred was valued as of the date of the acquisition as follows:

Cash	$7,000,000
Note Payable	10,400,000
Common Stock	4,750
Additional Paid-in Capital	9,495,250
Total Consideration	$26,900,000

The preliminary allocation for the consideration recorded for the acquisition is as follows:

Equipment	$18,869,541
Intellectual Property	1,773,436
Customer Relationships	1,666,774
Tradename	2,472,095
Loss on Purchase	2,118,154
Total Consideration	$26,900,000

The purchase price allocation to intangible assets is preliminary. The preliminary estimated fair value recorded for the acquired assets was determined by management based on the Amended APA. Jagemann Casings’ significant assets include equipment and intangible assets and we have allocated the preliminary purchase price allocation accordingly. The purchase price allocation will continue to be preliminary until a third-party valuation is completed and the fair value and useful life of the assets acquired is determined. The amounts from the valuation may significantly differ from the preliminary allocation.

AMMO, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED COMBINED FINACIAL INFORMATION

NOTE 4 - ADJUSTMENTS TO FINANCIAL INFORMATION

Explanation of Pro Forma Adjustments

(a)	To remove Jagemann Casings’ assets, liabilities, and equity.
(b)	To record cash consideration paid to Jagemann Stamping Company.
(c)	To record assets acquired from Jagemann Stamping Company.
(d)	To record Promissory Note payable to Jagemann Stamping Company.
(e)	To record Common Stock issued as consideration to Jagemann Stamping Company.
(f)

To record 3,656,450 shares of Common Stock issued through private placement for acquisition funds. The shares were issued at $2.00 per share totaling $7,312,900 proceeds raised less a 12% cash commission of $919,308.

(g)	To eliminate sales and cost of goods sold to Ammo, Inc.
(h)	To record loss on the purchase